Net Investments in Properties	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Net Investments in Properties [Abstract]
Net Investments in Properties

Note 4. Net Investments in Properties

Real Estate

Real estate, which consists of land and buildings leased to others, at cost, and which are subject to operating leases, is summarized as follows (in thousands):

	March 31, 2012	December 31, 2011
Land	$107,277	$111,483
Buildings	506,775	534,999
Less: Accumulated depreciation	(108,245)	(118,054)
	$505,807	$528,428

We did not acquire real estate assets or record any related intangible assets during the three months ended March 31, 2012. Assets disposed of and reclassified as held-for-sale during this period are disclosed in Note 15. Impairment charges recognized on these properties are discussed below. The U.S. dollar weakened against the Euro, as the end-of-period rate for the U.S. dollar in relation to the Euro at March 31, 2012 increased by 3% to $1.3339 from $1.2950 at December 31, 2011. The impact of this weakening was a $2.0 million increase in Real estate from December 31, 2011 to March 31, 2012.

Operating Real Estate

Operating real estate, which consists primarily of our investments in 21 self-storage properties through Carey Storage and our Livho hotel subsidiary, at cost, is summarized as follows (in thousands):

	March 31, 2012	December 31, 2011
Land	$24,031	$24,031
Buildings	85,876	85,844
Less: Accumulated depreciation	(17,836)	(17,121)
	$92,071	$92,754

Impairment Charges

We periodically assess whether there are any indicators that the value of our real estate investments may be impaired or that their carrying value may not be recoverable. For investments in real estate in which an impairment indicator is identified, we follow a two-step process to determine whether the investment is impaired and to determine the amount of the charge. First, we compare the carrying value of the real estate to the future net undiscounted cash flow that we expect the real estate will generate, including any estimated proceeds from the eventual sale of the real estate. If this amount is less than the carrying value, the real estate is considered to be impaired, and we then measure the loss as the excess of the carrying value of the real estate over the estimated fair value of the real estate, which is primarily determined using market information such as recent comparable sales or broker quotes. If relevant market information is not available or is not deemed appropriate, we perform a future net cash flow analysis discounted for inherent risk associated with each investment.

During the three months ended March 31, 2012, we recognized impairment charges totaling $3.3 million on two vacant properties, which are currently classified as Real estate on the consolidated balance sheet, in order to reduce the carrying value of the properties to their estimated fair values, which approximated their estimated selling prices. As of the date of this Report, these properties are being marketed for sale, although there can be no assurance that we will be able to sell these properties at acceptable prices or at all.

Other

In connection with our prior acquisitions of properties, we have recorded net lease intangibles of $71.7 million, which are being amortized over periods ranging from one year to 40 years. In-place lease, tenant relationship and above-market rent intangibles are included in Intangible assets and goodwill, net in the consolidated financial statements. Below-market rent intangibles are included in Accounts payable, accrued expenses and other liabilities in the consolidated financial statements. Amortization of below-market and above-market rent intangibles is recorded as an adjustment to Lease revenues, while amortization of in-place lease and tenant relationship intangibles is included in Depreciation and amortization. Net amortization of intangibles, including the effect of foreign currency translation, was $1.3 million and $0.5 million for the three months ended March 31, 2012 and 2011, respectively.

Note 4. Net Investments in Properties

Real Estate

Real estate, which consists of land and buildings leased to others, at cost, and which are subject to operating leases, is summarized as follows (in thousands):

	December 31,
	2011	2010
Land	$111,483	$111,660
Buildings	534,999	448,932
Less: Accumulated depreciation	(118,054)	(108,032)
	$528,428	$452,560

Real Estate Acquired During 2011 — As discussed in Note 3, in connection with the CPA®:14/16 Merger in May 2011, we purchased the remaining interests in certain ventures, in which we already had a joint interest, from CPA®:14 as part of the CPA®:14 Asset Sales. These three ventures, which lease properties to Checkfree, Federal Express and Amylin, had an aggregate fair value of $174.8 million at the date of acquisition. Prior to this purchase, we had consolidated the Checkfree venture and accounted for the Federal Express and Amylin ventures under the equity method. As part of the transaction, we assumed the related non-recourse mortgages on the Federal Express and Amylin ventures. These two mortgages and the mortgage on the Checkfree venture had an aggregate fair value of $117.1 million at the date of acquisition (Note 11). Amounts provided are the total amounts attributable to the venture properties and do not represent the proportionate share that we purchased. Upon acquiring the remaining interests in the ventures leased to Federal Express and Amylin, we owned 100% of these ventures and accounted for these acquisitions as step acquisitions utilizing the purchase method of accounting. Due to the change in control of the ventures that occurred, and in accordance with ASC 810 involving a step acquisition where control is obtained and there is a previously held equity interest, we recorded an aggregate gain of approximately $27.9 million related to the difference between our respective carrying values and the fair values of our previously held interests on the acquisition date. Subsequent to our acquisition, we consolidate all of these wholly-owned ventures. The consolidation of these ventures resulted in an increase of $90.2 million and $40.8 million to Real estate, net and net lease intangibles, respectively, in May 2011.

During 2011, we reclassified real estate with a net carrying value of $17.9 million to Real estate in connection with an out-of-period adjustment (Note 2).

Real Estate Acquired During 2010 — In February 2010, we entered into a domestic investment that was deemed to be a real estate asset acquisition at a total cost of $47.6 million and capitalized acquisition-related costs of $0.1 million. We funded the investment with the escrowed proceeds of $36.1 million from a sale of property in December 2009 in an exchange transaction under Section 1031 of the Internal Revenue Code and $11.5 million from our line of credit.

In June 2010, a venture in which we and an affiliate hold 70% and 30% interests, respectively, and which we consolidate, entered into an investment in Spain for a total cost of $27.2 million, inclusive of a noncontrolling interest of $8.4 million. We funded our share of the purchase price with proceeds from our prior line of credit. In connection with this transaction, which was deemed to be a real estate asset acquisition, we capitalized acquisition-related costs and fees totaling $1.0 million, inclusive of amounts attributable to a noncontrolling interest of $0.6 million. Dollar amounts are based on the exchange rate of the Euro on the date of acquisition.

Operating Real Estate

Operating real estate, which consists primarily of our investments in 21 self-storage properties through Carey Storage and our Livho hotel subsidiary, at cost, is summarized as follows (in thousands):

	December 31,
	2011	2010
Land	$24,031	$24,030
Buildings	85,844	85,821
Less: Accumulated depreciation	(17,121)	(14,280)
	$92,754	$95,571

In January 2009, Carey Storage completed a transaction whereby it received cash proceeds of $21.9 million, plus a commitment to invest up to a further $8.1 million of equity, from the Investor to fund the purchase of self-storage assets in the future in exchange for an interest of approximately 60% in its self-storage portfolio (“Carey Storage Venture”). We reflect the Carey Storage Venture's operations in our Real Estate Ownership segment. Costs totaling $1.0 million incurred in structuring the transaction and bringing in the Investor into these operations were reflected in General and administrative expenses in our Investment Management segment during 2009. Prior to September 2010, we accounted for this transaction under the profit-sharing method because Carey Storage had a contingent option to repurchase this interest from the Investor at fair value. During the third quarter of 2010, Carey Storage amended its agreement with the Investor to, among other matters, remove the contingent purchase option in the original agreement. However, Carey Storage retained a controlling interest in the Carey Storage Venture. As of September 30, 2010, we have reclassified the Investor's interest from Accounts payable, accrued expenses and other liabilities to Noncontrolling interests on our consolidated balance sheet.

Operating Real Estate Acquired During 2010 — During 2010, the Carey Storage Venture and an entity owned 100% by Carey Storage acquired eight self-storage properties in the U.S. at a total cost of $22.0 million, inclusive of amounts attributable to the Investor's interest of $11.5 million. These investments were deemed to be business combinations, and as a result, Carey Storage expensed acquisition-related costs of $0.4 million, inclusive of amounts attributable to the Investor's interest of $0.2 million.

Scheduled Future Minimum Rents

Scheduled future minimum rents, which are inclusive of those properties in continuing and discontinued operations, exclusive of renewals and expenses paid by tenants and future CPI-based increases under non-cancelable operating leases, at December 31, 2011 are as follows (in thousands):

Years Ending December 31,	Total
2012	$61,734
2013	59,039
2014	56,844
2015	49,094
2016	40,352